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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 22, 2004

                                 First BanCorp.
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            (Exact name of registrant as specified in this charter)


        Puerto Rico                     001-14793                66-0561882
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(State or other jurisdiction      (Commission File No.)        (IRS Employer
      of incorporation)                                     Identification No.)


1519 Ponce De Leon Avenue, San Juan, Puerto Rico                     00908-0146
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(Address of principal executive offices)                             (Zip Code)


      Registrant's telephone number, including area code: (787) 729-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS

On November 22, 2004, First BanCorp. (the "Company") issued a press release in which it announced the signing of a definitive merger agreement pursuant to which the Company will acquire, in an all-cash consideration transaction, Ponce General Corporation, a Delaware corporation, and its subsidiaries, UniBank, a federal savings and loan association, and Ponce Realty Corporation, a Delaware corporation with real estate holdings in Florida. The Company's press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (C)      Exhibits.

         The following exhibit is being filed herewith:

         99.1     Press release dated November 22, 2004


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                        FIRST BANCORP

                                        By: /s/ Annie Astor-Carbonell
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                                            Annie Astor-Carbonell
                                            Senior Executive Vice President
                                            and Chief Financial Officer


Date: November 22, 2004



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